Exhibit 10.33

EXECUTION VERSION

NINTH AMENDMENT TO MASTER REPURCHASE AND SECURITIES CONTRACT AGREEMENT AND SECOND AMENDMENT TO FEE LETTER

THIS NINTH AMENDMENT TO MASTER REPURCHASE AND SECURITIES CONTRACT AGREEMENT AND SECOND AMENDMENT TO FEE LETTER (this “Amendment”), dated as of September 2, 2021, is by and between GOLDMAN SACHS BANK USA, a New York state-chartered bank, as buyer (“Buyer”), and CMTG GS FINANCE LLC, a Delaware limited liability company, as seller (“Seller”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Master Repurchase Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, Seller and Buyer have entered into that certain Master Repurchase and Securities Contract Agreement, dated as of May 31, 2017, as amended by that certain First Amendment to Master Repurchase and Securities Contract Agreement, dated as of May 29, 2018, as further amended by that certain Second Amendment to Master Repurchase and Securities Contract Agreement, dated as of August 31, 2018, as further amended by that certain Third Amendment to Master Repurchase and Securities Contract Agreement and First Amendment to Guarantee Agreement, dated as of March 12, 2019, as further amended by that certain Fourth Amendment to Master Repurchase and Securities Contract Agreement, dated as of May 1, 2019, as further amended by that certain Fifth Amendment to Master Repurchase and Securities Contract Agreement, dated as of October 30, 2019, as further amended by that certain Sixth Amendment to Master Repurchase and Securities Contract Agreement, dated as of April 15, 2020, as further amended by that certain Forbearance Agreement and Seventh Amendment to Master Repurchase and Securities Contract Agreement, dated as of June 11, 2020 and as further amended by that certain Eighth Amendment to Master Repurchase and Securities Contract Agreement, dated as of May 27, 2021 (as the same has been or may be amended, modified and/or restated from time to time, the “Master Repurchase Agreement”); and

WHEREAS, Seller and Buyer have entered into that certain Fee Letter, dated as of May 31, 2017, as amended by that certain First Amendment to Fee Letter, dated as of March 12, 2019 (as the same has been or may be amended, modified and/or restated from time to time, the “Fee Letter”); and

WHEREAS, Seller and Buyer wish to modify certain terms and provisions in the Master Repurchase Agreement and the Fee Letter.

NOW, THEREFORE, for good and valuable consideration, the parties hereto agree as follows:

1. Amendments to Master Repurchase Agreement. The Master Repurchase Agreement is hereby amended as follows:

(a) Clause (a)(iii) of the definition of “Change of Control” in Article 2 of the Master Repurchase Agreement is hereby deleted in its entirety and replaced with the following:

“(iii) any time that less than two (2) of the following four (4) Persons continue to be actively and directly involved in the management and policies of Guarantor: (1) Richard Mack, (2) Michael McGillis, (3) Kevin Cullinan and (4) Priyanka Garg;”

2. Amendments to Fee Letter. The Fee Letter is hereby amended as follows:

(a) The definition of “Draw Fee” is hereby deleted in its entirety and replaced with the following:

“Draw Fee” shall mean, for any Transaction, the fee payable on the Purchase Date therefor (or other date on which the Purchase Price is increased and no Draw Fee has been paid previously with respect to such increase in Purchase Price) in an amount equal to the product of (i) the Purchase Price to be advanced on such Purchase Date (or other date) for such Transaction, multiplied by (ii) a percentage to be determined on a case-by-case basis, as set forth in the applicable Confirmation.

3. Effectiveness. The effectiveness of this Amendment is subject to receipt by Buyer of the following:

(a) Amendment. This Amendment, duly executed and delivered by Seller, Buyer and Guarantor.

(b) Fees. Payment by Seller to Buyer of the actual costs and expenses, including, without limitation, the reasonable fees and expenses of counsel to Buyer, incurred by Buyer in connection with this Amendment and the transactions contemplated hereby.

4. Seller Representations. Seller hereby represents and warrants that:

(a) no Potential Event of Default, Event of Default or Margin Deficit exists, and no Potential Event of Default, Event of Default or Margin Deficit will occur as a result of the execution, delivery and performance by Seller of this Amendment;

(b) the representations and warranties made by Seller, Pledgor and Guarantor in all the Transaction Documents are true, correct, complete and accurate in all respects as of the date hereof (except such representations which by their terms speak as of a specified date and subject to any exceptions disclosed to Buyer in a Requested Exceptions Report prior to such date and approved by Buyer); and

(c) (i) no amendments have been made to the organizational documents of Seller since May 31, 2017, (ii) Seller has authority to execute and deliver this Amendment and the other Transaction Documents to be executed and delivered in connection with this Amendment; and (iii) there have been no changes to any of certifications made by Seller pursuant to that certain Officer’s Certificate from a Responsible Officer of Seller dated March 12, 2019.

5. Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Master Repurchase Agreement.

6. Continuing Effect; Reaffirmation of Guarantee Agreement. As amended by this Amendment, all terms, covenants and provisions of the Master Repurchase Agreement are ratified and confirmed and shall remain in full force and effect. In addition, any and all guaranties and indemnities for the benefit of Buyer (including, without limitation, the Guarantee Agreement) and agreements subordinating rights and liens to the rights and liens of Buyer, are hereby ratified and confirmed and shall not be released, diminished, impaired, reduced or adversely affected by this Amendment, and each party indemnifying Buyer, and each party subordinating any right or lien to the rights and liens of Buyer, hereby consents, acknowledges and agrees to the modifications set forth in this Amendment and waives any common law, equitable, statutory or other rights which such party might otherwise have as a result of or in connection with this Amendment.

7. Binding Effect; No Partnership; Counterparts. The provisions of the Master Repurchase Agreement, as amended hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between any of the parties hereto. For the purpose of facilitating the execution of this Amendment as herein provided, this Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and such counterparts when taken together shall constitute but one and the same instrument. The parties consent to the use of electronic signatures and delivery of an executed counterpart signature page to this Amendment and any other document executed in connection therewith by electronic transmission, including in Portable Document Format (PDF) or by facsimile transmission or other electronic means, shall have the same legal effect, validity, and enforceability as a manually executed and delivered counterpart hereof or thereof.

8. Further Agreements. Seller agrees to execute and deliver such additional documents, instruments or agreements as may be reasonably requested by Buyer and as may be necessary or appropriate from time to time to effectuate the purposes of this Amendment.

9. Governing Law. The provisions of Article 20 of the Master Repurchase Agreement are incorporated herein by reference.

10. Headings. The headings of the sections and subsections of this Amendment are for convenience of reference only and shall not be considered a part hereof nor shall they be deemed to limit or otherwise affect any of the terms or provisions hereof.

11. References to Transaction Documents. All references to the “Repurchase Agreement” or the “Master Repurchase Agreement” in any Transaction Document, or in any other document executed or delivered in connection therewith shall, from and after the execution and delivery of this Amendment, be deemed a reference to the Master Repurchase Agreement as amended hereby, and as the same may be further amended, restated, supplemented or otherwise modified from time to time, unless the context expressly requires otherwise.

12. No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Buyer under the Master Repurchase Agreement or any other Transaction Document, nor constitute a waiver of any provision of the Master Repurchase Agreement or any other Transaction Document by any of the parties hereto.

[NO FURTHER TEXT ON THIS PAGE]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day first written above.

BUYER:

GOLDMAN SACHS BANK USA, a New York state-chartered bank

By:	/s/ Prachi Bansal
	Name:	Prachi Bansal
	Title:	Authorized Person

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Signature Page to Ninth Amendment to Master Repurchase Agreement

SELLER:

CMTG GS FINANCE LLC, a Delaware limited liability company

By:	/s/ J. Michael McGillis
	Name:	J. Michael McGillis
	Title:	Authorized Signatory

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Signature Page to Ninth Amendment to Master Repurchase Agreement

The undersigned hereby acknowledges the execution of the Amendment and agrees that the Guarantee Agreement and agreements therein subordinating rights and liens to the rights and liens of Buyer, are hereby ratified and confirmed and shall not be released, diminished, impaired, reduced or adversely affected by this Amendment, and each party indemnifying Buyer therein, and each party subordinating any right or lien to the rights and liens of Buyer, therein, hereby acknowledges the modifications set forth in this Amendment and waives any common law, equitable, statutory or other rights which such party might otherwise have as a result of or in connection with this Amendment. In addition, the undersigned reaffirms its obligations under the Guarantee Agreement and agrees that its obligations under the Guarantee Agreement shall remain in full force and effect and apply to the additional components referenced in this Amendment.

GUARANTOR:

CLAROS MORTGAGE TRUST INC., a Maryland corporation

By:	/s/ J. Michael McGillis
	Name:	J. Michael McGillis
	Title:	Authorized Signatory

Signature Page to Ninth Amendment to Master Repurchase Agreement